UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.)

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      [  ] Soliciting Material Pursuant to §240.14a-12

MACKENZIE REALTY CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MACKENZIE REALTY CAPITAL, INC. 89 DAVIS ROAD, SUITE 100 ORINDA, CA 94563
September 21, 2020

Re: Your VOTE is very IMPORTANT!  Please vote online, via telephone, or by returning the enclosed card ASAP!
Dear Stockholder:

You are cordially invited to attend the 2020 Annual Meeting of Stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation, to be held on October 23, 2020, at 11 a.m., local time, at 89 Davis Road, Suite 100, Orinda, CA.

This notice of annual meeting and the proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to (i) approve the authorization of the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, and (ii) elect three directors to the Board of Directors; (iii) consider and vote upon the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and (iv) transact such other business as may properly come before the meeting and any postponement or adjournment thereof.

We encourage stockholders to approve these proposals so that the Company can take advantage of potential opportunities for investment in real estate assets that are unavailable to the Company if it continues as a business development company.  Please vote ASAP.

It is important that your shares be represented, either in person or by proxy, at the annual meeting. We urge you to vote your shares as soon as possible even if you currently plan to attend the annual meeting. The enclosed proxy card contains instructions for voting by telephone or by returning your proxy card via mail. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the annual meeting. Your vote and participation in our governance are very important to us.  Returning the proxy does not deprive you of your right to attend the meeting and to vote your shares in person. You have the option to revoke your proxy at any time prior to the meeting, or to vote your shares personally on request if you attend the meeting. If there are not sufficient shares present for a quorum or sufficient votes to approve the foregoing proposals at the time of the meeting, the chairman of the meeting may move for one or more adjournments of the meeting in order to permit further solicitation of proxies by the Company.  The foregoing items of business are more fully described in the proxy statement accompanying this notice.  Stockholders may also transact any other business that properly comes before the meeting.  The Board of Directors has fixed the close of business on August 31, 2020, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments of the meeting.  Please authorize a proxy as soon as possible so that your shares can be voted at the Annual Meeting in accordance with your instructions. You may authorize your proxy by telephone or mail. For specific instructions, please refer to the Proxy Statement on page 1 and the instructions on the proxy card.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL TO WITHDRAW THE COMPANY’S ELECTION TO BE REGULATED AS A BUSINESS DEVELOPMENT COMPANY, “FOR” THE NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS, AND “FOR” THE RATIFICATION OF THE SELECTION OF MOSS ADAMS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2020.

If there are not sufficient shares present for a quorum or sufficient votes to approve the foregoing proposals at the time of the annual meeting, the chairman of the meeting may move for one or more adjournments of the meeting in order to permit further solicitation of proxies by the Company. The accompanying proxy statement and proxy card are being distributed to our stockholders on or about September 21, 2020.

Sincerely yours,

Chip Patterson, Chairman of the Board

P.S. You can vote online at http://www.aalvote.com/XX06 using the “control number” printed on your proxy card.  It’s fast and easy.  You can also call (866) 804-9616 to vote by phone.

MACKENZIE REALTY CAPITAL, INC. 89 Davis Road, Suite 100 ORINDA, CA 94563

PROXY STATEMENT

2020 ANNUAL MEETING OF STOCKHOLDERS
OCTOBER 23, 2020

This proxy statement contains information relating to the 2020 annual meeting (the “Annual Meeting”) of stockholders of MacKenzie Realty Capital, Inc., a Maryland corporation (the “Company,” “we” or “us”), to be held on October 23, 2020, beginning at 11 a.m., local time, at our offices at 89 Davis Road, Suite 100, Orinda, CA, and any postponements or adjournments thereof, and is furnished in connection with the solicitation of proxies by our Board of Directors to be voted at the Annual Meeting.  Stockholders of record at the close of business on August 31, 2020 (the “Record Date”) are entitled to vote at the meeting as set forth in this proxy statement.  This proxy statement and accompanying proxy card are first being mailed to stockholders on or about September 21, 2020.

Important Notice Regarding the Availability of Proxy Materials for the 2020 Annual Meeting of Stockholders to be held on October 23, 2020. The Notice of 2020 Annual Meeting of Stockholders, Proxy Statement and Proxy Card are available at http://www.mackenzierealty.com. On this site, you will be able to access our Proxy Statement and any amendments or supplements to the foregoing materials that are required to be furnished to stockholders.

We encourage you to vote your shares, either by voting in person at the meeting or by authorizing a proxy (i.e., authorizing someone to vote your shares). You may authorize a proxy by telephone by using the toll-free number listed on the proxy card, via online at http://www.aalvote.com/XX06 using the “control number” printed on your proxy card, or you may mark, date, sign and mail the enclosed proxy card. If you vote by authorizing a proxy, the proxy holders will vote the shares according to your instructions. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted “FOR” the approval to withdraw the Company’s election to be regulated as a business development company,  “FOR” the election of the director nominees, “FOR” the ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2020.

Our Board of Directors (the “Board”) is not aware of any matter to be properly presented for consideration at the Annual Meeting other than the matters described herein. If any motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such matter in accordance with their discretion. The stockholders of the Company have no dissenter’s or appraisal rights in connection with any of the proposals described herein.

You may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by submitting a properly executed, later-dated proxy (which automatically revokes the earlier proxy instructions) by sending a written revocation of proxy to the Company at its principal executive office via mail or submitting a subsequent proxy by telephone, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously authorized proxy to be revoked unless you specifically request to vote the shares.

If you receive more than one proxy or voting instruction card, it means your shares are registered differently or are in more than one account. Please provide voting instructions for all proxy and voting instruction cards you receive. We will announce preliminary voting results at the Annual Meeting and publish the final results in a Current Report on Form 8-K filed within four business days after the Annual Meeting.

Annual Meeting Purpose

At our Annual Meeting, stockholders will be asked to consider and vote upon (i) the authorization of the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, (ii) the election of three directors to serve until the 2021 annual meeting of stockholders and until their successors are duly elected and qualified; (iii) the ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and (iii) to consider such other business which may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date & Quorum

Only stockholders of record at the close of business on the Record Date for the Annual Meeting are entitled to receive notice of and to vote at the Annual Meeting.  If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you owned of record on that date at the Annual Meeting and at any postponements or adjournments thereof. There were 12,850,631.3430 shares of our common stock outstanding on the Record Date. Each share of common stock entitles the holder thereof to one vote.

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of holders of shares of stock entitled to cast at least 50% of the votes entitled to be cast will constitute a quorum.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present.

Submitting Voting Instructions for Shares Held Through a Nominee

If you hold shares of common stock through a bank or other nominee, you must follow the voting instructions you receive from your bank or nominee. If you hold shares of common stock through a bank or other nominee and you want to vote in person at the Annual Meeting, you must obtain a legal proxy from the record holder of your shares and present it at the Annual Meeting. You may also authorize a proxy to vote your shares by telephone if your bank or other nominee makes these methods available, in which case your bank or other nominee has provided applicable instructions to do so. If you do not submit voting instructions to your bank or other nominee, your bank or other nominee is not permitted to vote your shares on any proposal properly presented at the Annual Meeting

Authorizing a Proxy for Shares Held in Your Name

Shares held by a bank or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on certain proposals (which are considered “broker non-votes” with respect to such proposals) will be treated as shares present for quorum purposes. Abstentions will also be treated as shares present for purposes of calculating whether a quorum is present at the meeting.

If you are the beneficial owner of your shares, your broker or nominee may vote your shares only on those proposals on which it has discretion to vote. “Broker non-votes” represent votes that could have been cast on a particular matter by a brokerage firm, as a stockholder of record, but that were not cast because the brokerage firm lacked discretionary voting authority on the matter and did not receive voting instructions from the beneficial owner of the shares.

Revoking Your Proxy

Whether you vote in person, by mail or by telephone you may change your proxy instructions at any time prior to the vote at the Annual Meeting. You may accomplish this by submitting by mail or by telephone, a properly executed, later-dated proxy, which automatically revokes the earlier proxy instructions, by giving notice of revocation to the Company in writing before or at the Annual Meeting or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

Votes Required to Adopt the Proposals

BDC Withdraw.  Withdrawal of the Company’s election to be regulated as a BDC must be approved by (a) the affirmative vote of “a majority” of the shares of common stock outstanding on the Record Date, and (b) the affirmative vote of “a majority” of the shares of common stock outstanding on the Record Date which are not held by “affiliated persons” of the Company, which under the Investment Company Act of 1940, as amended (the “1940 Act”), include our directors, officers, 5% stockholders and persons who control or who are controlled by us.  For these purposes, the 1940 Act defines “a majority” of our shares of common stock as either (y) 67% or more of the shares of common stock  present at the Annual Meeting if the holders of more than 50% of the outstanding shares of common stock are present or represented by proxy, or (z) 50% of the outstanding shares of common stock s, whichever is less.  For the purpose of determining whether a majority of the shares of common stock approved this proposal, abstentions and broker non-votes, if any, recorded by record owners will have the effect of a vote against the proposal.

Election of Directors. The election of a director requires the vote of a plurality of all the votes cast. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted. If you vote to withhold authority with respect to a nominee, your shares will not be voted with respect to the person indicated. Abstentions and broker non-votes will not be counted towards a nominee’s achievement of a plurality.

Ratification of Selection of Moss Adams LLP as Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2021. The ratification of the selection of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021, requires the affirmative vote of a majority of the votes cast on the proposal at the Annual Meeting. Stockholders may not cumulate their votes.  Abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote.

Information Regarding this Solicitation

The proxies being solicited hereby are being solicited by our Board.  The cost of soliciting proxies in the enclosed form will be paid by us. We have retained Alliance Advisors, LLC to aid in the solicitation of proxies. We will pay Alliance Advisors a fee of approximately $15,000 in addition to certain variable costs related to proxy solicitation and reimbursement of out-of-pocket expenses.  Our officers and regular employees and MCM Advisers, LP, which we refer to as “MCMA” or our “Adviser” and MacKenzie Capital Management, LP, which we refer to as our “Manager,” may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means.  We will, upon request, reimburse others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our stock.

PROPOSAL 1 — APPROVAL TO AUTHORIZE THE BOARD TO WITHDRAW
THE COMPANY’S ELECTION TO BE REGULATED AS A
BUSINESS DEVELOPMENT COMPANY UNDER THE
INVESTMENT COMPANY ACT OF 1940

Background

As a BDC, the Company is subject to significant regulation of its activities under the 1940 Act.  For example, the Company is subject to the requirement that 70% of its portfolio must be comprised of “qualifying assets” (the “70% Test”).  The Company has satisfied the 70% Test by owning securities of eligible portfolio companies, which are generally defined as private companies with a principal place of business in the United States.

In consideration of the compliance restraints placed on BDCs, the Company’s historical performance and anticipated investment opportunities in the real estate sector, the Board has evaluated and discussed the benefits of the Company continuing as a BDC.  The Board considered options including liquidation, merger with another BDC, merger with another registered investment company, and continuation of operations as a BDC, in addition to withdrawal of its election to be regulated as a BDC.  The Board reviewed recommendations and considerations from the Adviser.  The Board, including all of the directors who are not “interested persons” (as defined in the 1940 Act) (“Independent Directors”), met in January, March, April, May, and June of 2020 to discuss the Company’s future, the changing environment for the Company’s investments, and the current coronavirus pandemic.

On June 22, 2020, the Board unanimously approved the proposal to seek stockholder approval to authorize the Company to withdraw its election to be regulated as a BDC under the 1940 Act, subject to further review of materials prior to filing a proxy statement.  On August 28, 2020, the Board met again and reviewed the Company’s holdings, solicited input from the Company’s valuation professionals and investment professionals, revisited the basis for the Board’s June decision to recommend withdrawal of the Company’s BDC election, reviewed the arguments made in favor of the proposal as well as its alternatives, and again unanimously approved the proposal.

The Board approved the proposal because it believes that it is in the best interests of the Company and its stockholders to make this change for two primary reasons:

•	There are significant potential opportunities for direct investment in real estate assets, but the 70% Test limits direct investments; and

•	The Company anticipates greater access to capital and flexibility in raising capital for an investment strategy geared toward direct investment in real estate.

Prior to approving the proposal, the Board considered several alternatives.  With respect to the liquidation alternative, the Board considered the Adviser’s opinion that the liquidation of the Company would impose costs and potential delay not present with the proposal, as well as significant loss of potential capital gains.  The Board reviewed materials provided by MacKenzie showing the secondary market pricing for the Company’s assets, as well as the underlying asset value of such assets.  The Board reviewed examples of potential investments the Company could make if the proposal were adopted.  With respect to the merger alternative, the Board determined that a merger with other entities was speculative due to the Company’s asset size and such a merger, even if possible, would be unlikely to preserve the potential capital gains present in the Company’s current holdings, because any acquirer would be unlikely to pay more than fair market value for the Company’s assets (as opposed to the Company’s view as to the anticipated underlying asset value of the assets in the long term).  Lastly, the Board considered the option of remaining a BDC and attempting to continue to navigate the regulatory and investment restrictions as it has done in the past. The Board determined that doing so would likely result in difficulty in successfully finding sufficient investments to meet the 70% Test that also meet with the Company’s target returns.  In so doing, the Board reviewed materials provided by MacKenzie showing some of the potential investments and their targeted returns that are available to the Company.  The Board considered the impact of the proposal on the current offering of shares of Common Stock.  The current offering of shares of Common Stock would likely need to be suspended until the registration statement could be revised or refiled.

The primary factors considered by the Board of the Company with regard to the proposal included, but were not limited to, the following:

The expectation that the proposal will benefit stockholders in several respects, including, but not limited to the following:

•
As a BDC, the Company is highly restricted as to the investments it can make, including the 70% Test.  Several of our investments have encountered challenges that we may be well-positioned to solve, and in some cases that may mean taking 100% control of the investment in order to manage an outcome that is optimal for our stockholders. This might not be possible under the BDC structure because of the investment limitations imposed by the 1940 Act, which, in the view of MacKenzie, limit the flexibility of the Company in pursuing its investment objective.

•
That the investment objectives and principal investment strategies of the Company will remain similar (the Company will still pursue real estate investments purchased at a discount to what the Adviser believes to be the intrinsic value of the real estate, after resolving liquidity, financing, or leasing issues) so as to allow stockholders of the Company to have continuity in their investment strategy.

•	The expectation that stockholders of the Company will receive substantially the same quality of services after the proposal as they currently receive from the Company.
•	The fact that management of the investment adviser to the Company, MacKenzie, has recommended to the Board that it approve the proposal.
•
MacKenzie’s discussion of the likelihood that the Company would not achieve and/or maintain sufficient size to ensure its continued economic viability absent the proposal, and the relative prospects for attracting additional assets after the proposal.

The Board also considered the investor protections that are prescribed for BDCs by the 1940 Act, as described in the Comparison of Material Features of a BDC and a REIT chart below.  However, the Board felt that the protections contained in the Company’s Charter, as well as the fact that the Board will continue to be comprised of a majority of Independent Directors mitigated this risk of removing the Company from the protections prescribed for BDCs.

In considering the approval of the proposal, the Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Company’s surrounding circumstances. After considering the above factors and based on the deliberations and its evaluation of the information provided to it, the Board concluded that the approval of the proposal was in the best interest of the Company and its stockholders.

If this proposal is approved, the Company will, effective upon receipt by the SEC of the Company’s application for withdrawal, no longer be regulated as a BDC and will no longer be subject to the regulatory provisions of the 1940 Act, which is designed to protect the interests of investors in investment companies, including certain laws and regulations related to insurance, custody, capital structure, composition of its Board of Directors, affiliated transactions, leverage limitations and compensation arrangements.  The Company will, however, continue to be subject to any enforcement action by the SEC for any violation of the 1940 Act prior to such election.

Additionally, if the proposal is approved, and once the application for withdrawal is received by the SEC, the Company will no longer be required to meet the 70% Test and other provisions of the 1940 Act applicable only to BDCs. As such, it will have the flexibility to invest in real estate assets, rather than securities, and may seek to liquidate its securities portfolio over time and focus on investments in real estate assets. The Company intends to continue to be taxed as a REIT.  Further, the Company will continue to fall under the SEC’s purview by virtue of being registered under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)

The Company has undertaken several steps to meet the requirements for withdrawal of its election to be regulated as a BDC, including (i) preparing a plan of operations in contemplation of such a change to the status of the Company, (ii) evaluating potential investments in real estate assets that will allow the Company to transition to direct real estate asset investments, (iii) reviewing the potential adjusted investment strategy with potential capital providers, and (iv) consulting with outside counsel as to the requirements for withdrawing its election as a BDC.

The Company expects to continue operating as a BDC for a period of time following the annual meeting.  During that time, the Company expects to focus on identifying and investing in real estate assets directly.

Reasons for Proposed Withdrawal of BDC Election

Increased Flexibility to Achieve Investment Objective

Following withdrawal of its BDC election, the Company’s investment objective of providing stockholders with a high level of total return, with an emphasis on distributions and distribution growth, would remain unchanged.

The Company currently invests primarily in securities of privately held companies operating in the U.S. real estate sector. The Company believes that the U.S. real estate sector offers significant opportunities for investment, but the investment constraints placed upon BDCs limit the types of assets and investments that can best access these opportunities.

For example, the Company has not consistently identified sufficient opportunities within the non-traded REIT sector to keep the majority of its portfolio invested in those types of securities.  As a result, the Company has at times purchased publicly traded REIT stocks to keep its portfolio fully invested, but publicly traded securities generally are not qualifying assets for purposes of the 70% Test.

Additionally, the Company has successfully placed significant portions of its portfolio in private placements with other real estate companies, but in order for such investments to be qualifying assets for the purposes of the 70% test, the Company frequently had to disavow control, thereby potentially lessening the Company’s ability to protect its investments.

Following withdrawal of the election to be regulated as a BDC, the Company’s underlying investment strategy will be very similar to the strategy it has historically followed, but the Company would focus on purchasing controlling interests in real estate assets or purchasing assets where the underlying value is impacted by issues that can be resolved.  However, as it continues to grow in size, the Board believes that securities owned by the Company, including shares of non-traded REITs, will make up less than 20% of its portfolio within one year of the withdrawal.  The Company intends to increase its control over its private investments, and to eventually consolidate those investments for financial reporting purposes.  The withdrawal will also allow the Company to expand its investment pool to include real, physical assets, as opposed to only investment securities.  The Company believes that this expanded pool of potential investments will allow access to risk-adjusted returns consistent with its investment objective, while allowing the Company to maintain its REIT status.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to be able to consider the relative risk-adjusted returns of real asset investments, without being constrained by the provisions of the 1940 Act applicable to BDCs.  Such provisions prevent the Company from making certain investments, even if the relative risk-adjusted returns meet the Company’s objectives.

Increased Ability to Raise Capital

The Company should have greater flexibility in raising both equity and debt capital following the withdrawal of its BDC election.  While the Company has the ability to utilize various forms of leverage – including a credit facility, senior notes and other borrowings, as well as preferred stock – historically, it has not borrowed funds due to the restrictions of the 1940 Act and the kinds of assets it has purchased.

The Board of Directors believes that lenders are more reluctant to lend against equity investments in private companies, such as the Company’s portfolio, than to entities that invest in real assets.  Consistent with its initial investment strategy, the Company may utilize leverage to enhance the total returns of its portfolio and believes that it will have greater flexibility to access such leverage following the withdrawal of its election to be regulated as a BDC.

Additionally, if this proposal is approved, the Company will be able to issue securities with common equity participation features (such as warrants and convertible notes) and/or additional classes of stock (such as convertible preferred) in order to facilitate capital formation without the restrictions of the 1940 Act.  The underlying nature and pricing flexibility of such securities may be helpful to the Company as an additional funding source and may provide a means of mitigating potential common stockholder NAV dilution when meeting its funding needs.  The Company also believes it will have greater flexibility in raising equity capital to finance potential investments.

The Board of Directors believes that it is in the best interests of the Company and its stockholders to consider additional debt and equity financing options, with potentially greater access to such financing, without being constrained by the provisions of the 1940 act applicable to BDCs.

Impact of Proposed Withdrawal of BDC Election

If this proposal is approved and the Company’s election to be treated as a BDC is withdrawn, the Company would no longer be subject to regulation under the 1940 Act, which is designed to protect the interests of investors in investment companies.  The Company would also no longer be required under the 1940 Act to have a majority of its Board be independent.  However, the Company is not changing the composition of the Board in connection with the withdrawal of its BDC election, and Board independence is a requirement of most listing standards that would govern the Company if and when it were to list its shares on an exchange.  Regardless of whether a majority of the Board remains independent, the Board will remain subject to customary principles of fiduciary duty with respect to the Company and its stockholders.  The Company does not have any immediate plans to list its shares on an exchange, but its Charter requires it to either do so or submit a proxy on whether to liquidate to Stockholders by October 2024, unless the Board extends such date.

In addition, if the proposal is approved, the Company (i) will not be limited in the amount of leverage it can incur, (ii) will be able to issue securities with equity features, such as warrants and conversions, without further stockholder approval, (iii) will be able to issue shares of common stock  at a price below NAV without stockholder approval, (iv) will not be subject to the limitations in transactions with affiliates, and (v) can enter into a long-term advisory contract with its external investment adviser. While the Board believes this enhanced flexibility is in the best interests of the Company and its stockholders, each of these freedoms could have an adverse impact on the Company’s stockholders.

Withdrawal of the Company’s election to be regulated as a BDC will not affect the Company’s registration under the Exchange Act.  Under the Exchange Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q and Form 8-K, and file proxy statements and other reports required under the Exchange Act.  Withdrawal of the Company’s election to be regulated as a BDC will not change the Company’s obligation to continue to file such periodic reports under the Exchange Act.

The following table outlines certain key similarities and differences in the structure and governance of the Company if the proposal is approved:

	Before Withdrawal of BDC Election	After Withdrawal of BDC Election
Governed by the 1940 Act	Yes	No
Subject to the 70% Test	Yes	No
Annual Base Management Fee(1)	1.5%	1.5%
Incentive Management Fee	Yes	Yes†
Maximum Leverage	50%	No legal limit
Independent Directors	Majority	Anticipated Majority
Tax Status	REIT	REIT
Dividend Frequency	Quarterly	Quarterly
Tax Reporting	Form 1099-DIV	Form 1099-DIV
Dividend Tax Character	Ordinary, Capital Gains*	Ordinary, Capital Gains*
Unrelated Business Taxable Income (UBTI)	No	No
Traded on any exchange	No	No
Files Reports under Exchange Act	Yes	Yes

(1)	As a percentage of Gross Invested Capital (for all Capital in excess of $100 million, this fee is 1.5%).

†
After withdrawal of its election to be regulated as a BDC, the Company will no longer be permitted to pay an Incentive Management Fee with respect to securities owned by the Company, but the Board anticipates that the Co-advisory Agreement will provide similar incentive fees with respect to non-securities.  The Board does not anticipate that any Incentive Management Fee will be payable for the foreseeable future under the current Advisory Agreement.  The Board does not anticipate that there would be a material change in the likelihood of any similar incentive fee under a new Advisory Agreement.

*	Before and after withdrawal of the BDC election, the Company’s dividends will be treated as ordinary income and capital gains, or return of capital, if appropriate.

Anticipated Timeline

If this proposal is approved, the Company expects to continue operating as a BDC for a period of time in which it focuses on identifying and investing in real estate assets. During this transition period, the Company may liquidate some of its securities portfolio.  The Company expects that it will elect to withdraw the election within 30 days of stockholder approval and will immediately begin to transition away from a securities portfolio.  By the end of the first year after withdrawal of its election, the Company anticipates that its securities portfolio will comprise less than 20% of its assets.

When the Board determines that the Company’s asset base is appropriate for BDC withdrawal, the Company would exercise the authority granted by this proposal and notify the SEC of the withdrawal of its election to be regulated as a BDC.  The Company’s BDC withdrawal will become effective upon receipt by the SEC of the Company’s application for withdrawal on Form N-54C.

Following such withdrawal, the Company will be no longer be an investment company subject to the 1940 Act and continue to be taxed as a REIT.  The Board does not believe the difference to stockholders will be material; the Company will likely own properties directly rather than owning securities, but it will continue its strategy of identifying and investing in real estate assets.  It will likely liquidate some or all of its securities portfolio.  As the Company identifies potential asset investments, it plans to seek to raise equity and debt capital to finance them, with expected greater flexibility as a result of its structure.

REIT Qualification Requirements

The Company intends to continue to qualify as a REIT, which means it generally will not be subject to federal income tax on its taxable income that it distributes to its stockholders. The benefit of this tax treatment is that it avoids the “double taxation,” or taxation at both the corporate and stockholder levels, that generally results from owning stock in a corporation.  In order to continue to qualify as a REIT, the Company will have to continue to satisfy certain organizational and ownership requirements that the Company anticipates it will be able to satisfy.  In addition, the Company must satisfy certain income and asset tests.  Under the income tests, in order for the Company to continue to qualify as a REIT, (i) at least 75% of its gross income (excluding gross income from prohibited transactions) for each taxable year generally must be derived directly or indirectly from investments relating to real property or mortgages on real property (including “rents from real property,” gain, and, in certain circumstances, interest) or from certain types of temporary investments, and (ii) at least 95% of its gross income (excluding gross income from prohibited transactions) for each taxable year must be derived from the real property investments described above, dividends, interest and gain from the sale or disposition of stock or securities, some payments under hedging instruments, or from any combination of the foregoing.  Under the asset tests, at the close of each quarter of its taxable year, the Company must have at least 75% of the value of its total assets represented by real estate assets (which include interests in and mortgages on real property), cash, cash items and government securities.  In addition, the asset tests prohibit more than a certain percentage of the Company’s assets being held in certain types of assets.

Advisory Agreement

Following the withdrawal of the Company’s election to be regulated as a BDC, the Company anticipates entering into a new advisory agreement (the “co-Advisory Agreement”) with Lemon Creek Advisers, LP (“Lemon Creek”), an affiliate of MCM Advisers, LP to provide full advisory services to the Company for real asset investments.  The existing advisory agreement with the Adviser is expected to also remain in place as long as securities are owned by the Company.  Upon the liquidation of the securities portfolio, the existing advisory agreements would be terminated, and Lemon Creek would be the sole remaining adviser to the Company.  It is anticipated that the co-Advisory Agreement would be on terms and conditions, including management fees, no less favorable to the Company than the current investment advisory agreement between the Company and the Adviser, dated October 1, 2017 (the “Advisory Agreement”), and would be subject to approval only by the Board of Directors at such time as the co-Advisory Agreement becomes effective.  The terms of any such new advisory agreement are not known, but the Board expects that the terms will be no less favorable that the current arrangement.

Sale of Shares by Stockholders

This proposal does not affect the ability of stockholders to sell their Shares.  At the present time, the Board has suspended the Share Repurchase Program, so stockholders must find a purchaser through a broker or auction website or otherwise, but this proposal does not change anything in that regard.

Recommendation of the Board of Directors

The Board recommends that each stockholder vote “FOR” the proposal to authorize the Company to withdraw its election to be regulated as a BDC.

Security Ownership of Certain Beneficial Owners & Management

As of the Record Date, to our knowledge, there were no persons that owned 25% or more of the outstanding voting securities and no person would be deemed to control us, as such term is defined in the 1940 Act.  Our directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” of us, as defined in the 1940 Act.

The following table shows the amount of our common stock beneficially owned and based on a total of 12,850,631.3430 shares of our common stock outstanding on August 31, 2020, as of that date, by (1) each of our directors and nominees for director, (2) our executive officers and (3) all directors and executive officers as a group. To our knowledge, no other person owns more than 5% of our common stock. The number of shares beneficially owned by each entity, person, director or executive officer is determined under the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of August 31, 2020, through the exercise of any instrument. Unless otherwise indicated, each person has the sole investment and voting power, or shares such powers with his spouse, with respect to the shares set forth in the table. Unless known otherwise by us, the beneficial ownership information is based on each beneficial owner’s most recent Form 3, Form 4, Form 5, Schedule 13D or Schedule 13G, as applicable.  With respect to Independent Director Tom Frame, 975.08 of the Shares listed were acquired after August 31, 2020, but are included in his total below.  With respect to the Executive Officers listed below, they are limited partners of MPF Successors, LP, as well as officers of its general partner, which owns 49,713.89 shares in us.  Mr. C. E. Patterson and his spouse are the sole beneficial owners of 9,700.68 shares owned in a personal holdings limited partnership, and the executive officers below are also in control of its general partner. Thus, they are all deemed to have voting and dispositive control over such shares and the number of shares owned below is the number of shares owned by MPF Successors, LP and the personal holding partnership.  The address of each beneficial owner is 89 Davis Road, Orinda, CA 94563.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Percent of Class	Dollar Range of Equity Securities Beneficially Owned by Directors(1)
Independent Directors:
Tim Dozois	4,111.00	*	$10,001 – $50,000
Tom Frame	5,213.43	*	$10,001 – $50,000
Interested Director:
Charles “Chip” Patterson	59,414.57	*	$100,001 – $500,000
Executive Officers:
Paul Koslosky	59,414.57	*	$100,001 – $500,000
Glen Fuller	59,414.57	*	$100,001 – $500,000
Chip Patterson	59,414.57	*	$100,001 – $500,000
Robert Dixon	59,414.57	*	$100,001 – $500,000
Directors and Officers as a group (6 persons)	68,739.00	*	$500,001 – $1,000,000

*	Represents less than 1% of the number of shares outstanding.
(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, $100,001 – $500,000, $500,001 – $1,000,000; or Over $1,000,000.

PROPOSAL 2 — ELECTION OF DIRECTORS

Our First Amended and Restated Articles of Incorporation (our “Charter”), provide that we will have at least three directors, which number may be increased (or subsequently decreased after an increase) by the Board under our First Amended and Restated Bylaws (the “Bylaws”).  There are currently three directors, including two directors who are not “interested persons,” as that term is used in the 1940 Act (the “Independent Directors”).

At each annual meeting of stockholders, each director is elected for a one-year term expiring at the following annual meeting. Each director holds office until his/her successor is elected and qualified.

Mr. Tim Dozois, Mr. Tom Frame, and Mr. Charles “Chip” Patterson have each been nominated by the Nominating and Corporate Governance Committee (the “Nominating Committee”) to stand for re-election at the Annual Meeting to hold office until the 2020 annual meeting of our stockholders and until a successor for any of them is duly elected and qualified.  In the election of the directors, you may vote “FOR” the nominee or your vote may be “WITHHELD” with respect to the nominee.  Each of the nominees has consented to serve if elected.  As of the mailing of these proxy materials, the Board knows of no reason why any nominee would be unable to serve as a director.  If, at the time of the Annual Meeting, the nominee is unable or unwilling to serve as a director, it is intended that the persons named as proxies will vote to elect a substitute nominee designated by the Board.

The Board recommends that each stockholder vote “FOR” the re-election of Messrs. Dozois, Frame, and Patterson as directors.

Information About the Directors

Information about the nominees for re-election at the meeting is provided below.  The nominees for re-election as directors currently serve as directors of the Company.  The Board believes that it is necessary for each of the Company’s directors to possess many qualities and skills.  If we have a vacancy, when searching for new candidates, the Nominating Committee will consider the evolving needs of the Board and will search for candidates that fill any gap.  The Board also believes that all directors must possess a considerable amount of business management and educational experience. The Nominating Committee will first consider a candidate’s management experience and then considers issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value when considering director candidates.  The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the members of the Board represent diverse viewpoints. In considering candidates for the Board, the Nominating Committee considers the entirety of each candidate’s credentials in the context of these standards.  When nominating continuing directors for re-election, the individual’s contributions to the Board are also considered.

The Board believes that each of our directors and nominee is highly qualified to serve as a member of the Board. All of our directors and nominee bring to our Board a wealth of industry experience.  Our directors are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are relevant positions with reputable organizations. Individual qualifications and skills of our directors that contribute to the Board’s effectiveness as a whole are described below.  None of the below directors’ serves as a director for a company (other than MRC) with a class of securities registered under the Securities Exchange Act of 1934 (the “1934 Act”) or that is registered as an investment company under the 1940 Act. The experience, qualifications, attributes, and skills each of the directors as listed below have led us to the conclusion that they should serve as our directors in light of our business and structure.

Board of Directors

INTERESTED DIRECTOR

Name & Age	Position Held with the Company	Term of Office & Length of Time Served	Principal Occupation(s) During Past Five Years
Charles “Chip” Patterson, 48	Chairman of the Board, Interested Director(1)	Nominee
Mr. Chip Patterson, an MRC Executive Officer since May of 2012, is managing director, general counsel, and senior vice president of MCMA and the Manager, and a director of their general partner, and a beneficial owner of all three companies, all since 2005.
Mr. Patterson graduated magna cum laude from the University of Michigan Law School with a J.D. degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a B.A. degree in Political Science. Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP. Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years. He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.
We believe Mr. Patterson is qualified to serve on our Board of Directors because of his history with affiliated private funds, familiarity with our investment platform and his extensive knowledge of the real estate industry, legal and regulatory framework governing investment companies, business development companies, and investment advisers, and investment valuation process.

(1)	Director is an “interested person” (as defined in the 1940 Act). Mr. Patterson is deemed to be an interested person by reason of his affiliation with MCMA and our Manager.

INDEPENDENT DIRECTORS

Name & Age	Position Held with the Company	Term of Office & Length of Time Served	Principal Occupation(s) During Past Five Years
Tim Dozois, 57	Independent Director	Since 2012
Mr. Dozois, an MRC director since May of 2012, was Vice President, Secretary and Corporate Counsel for Pendrell Corporation, a NASDAQ listed company specializing in intellectual property solutions, from June of 2010 until early 2018. He is now sole owner of Conseiller LLC.  From January 1996 until March of 2010, Mr. Dozois was an equity partner of Davis Wright Tremaine LLP, a Seattle-based national law firm, where he specialized in private securities work and structured financings, with a particular emphasis on the acquisition, financing and management of real property assets. He has nearly 30 years of experience supporting leading corporations in securities law compliance, mergers, acquisitions, and real estate acquisition, financing, and management.
Mr. Dozois received his B.S. in Financial Management from Oregon State University and his J.D. from the University of Oregon School of Law, where he was Order of the Coif.
We  believe Mr. Dozois is qualified to serve on our Board of Directors because of his broad legal background and specific experience in real estate acquisitions, financings and management.

Tom Frame, 76	Independent Director	Since 2012
Mr. Frame, an MRC director since May of 2012, was a co-founder of TransCentury Property Management and solely founded Paradigm Investment Corporation.  TransCentury began in May of 1973 and has syndicated and managed over 10,000 residential units. During the last 35 years, Mr. Frame has been a principal in the acquisition, financing, restoration, and sale of over $500,000,000 in residential and commercial real estate.  Paradigm was founded in June 1986 to sponsor and manage private, closed end “mutual funds.”  Paradigm managed a portfolio of over $7,000,000 in limited partnership securities.  The last of the funds successfully liquidated in December of 2000.
Mr. Frame received a B.S. degree in Mathematics from the University of Kansas in June 1964, a J.D. degree from the San Francisco Law School in June 1975, and a M.B.A. with honors from Pepperdine University in April 1986.  Mr. Frame is currently managing his own investments which include residential units, commercial property, and a portfolio of securities.
We believe Mr. Frame is qualified to serve on our Board of Directors because of his experience in property management, real estate transactions and financing and the management of private investment funds.

Meetings of the Board of Directors & Committees

The Board of Directors provides overall guidance and supervision with respect to our operations and performs the various responsibilities imposed on the directors of business development companies by the 1940 Act. Among other things, the Board supervises our management arrangements, the custodial arrangements with respect to portfolio securities, the selection of accountants, fidelity bonding and transactions with affiliates.  All actions taken by the Board are taken by majority vote unless a higher percentage is required by law or unless the 1940 Act or our Charter or Bylaws require that the actions be approved by a majority of the directors who are not “interested persons” (as defined in the 1940 Act).

During our fiscal year ended June 30, 2020 (“Fiscal 2020”), the Board or its committees met 10 times. Each director attended at least 75% of all meetings held by the Board and of the committees of the Board on which he served. The Annual Meeting is our seventh annual stockholders’ meeting.

Board Leadership Structure
Our Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of our service providers. Among other things, our Board approves the appointment of MCMA and our officers, reviews and monitors the services and activities performed by MCMA and our executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.  Our Board also quarterly ratifies MCMA’s selection of securities for our portfolio.
Under our Bylaws, our Board may designate a chairman to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests and our stockholders best interests at such times.
Chip Patterson serves as the chairman of our Board. Mr. Patterson is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is on the investment committee of MCMA and is a managing director of MCMA and our Manager.
Our Board does not currently have a designated lead Independent Director.  We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the board, but believe these potential conflicts are offset by our strong corporate governance policies.  Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of audit and nominating and corporate governance committees comprised solely of Independent Directors and the appointment of a Chief Compliance Officer (our “CCO”), with whom the Independent Directors may meet without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We believe that the Board’s structure is appropriate for our operations as a BDC under the 1940 Act and having a class of securities which is registered under the 1934 Act, in that its members possess an appropriate depth and breadth of experience relating to our planned investment program.  We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role In Risk Oversight
Our Board performs its risk oversight function primarily through (i) its two standing committees, which report to the entire Board of Directors and are comprised solely of Independent Directors, and (ii) active monitoring of our chief compliance officer and our compliance policies and procedures.
As described below in more detail under “Committees of the Board of Directors,” the audit committee (“Audit Committee”) and the Nominating Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, our valuation process, and audits of our financial statements. The Nominating Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
Our Board also performs its risk oversight responsibilities with the assistance of the CCO. The Board reviews written reports from the CCO discussing the adequacy and effectiveness of our compliance policies and procedures.  The CCO’s report addresses (i) the operation of our compliance policies and procedures; (ii) any material changes to such policies and procedures since the last report; (iii) any recommendations for material changes to such policies and procedures as a result of the CCO’s review; and (iv) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks.  In addition, the CCO may meet separately in executive session with the Independent Directors.

We believe that our Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which we are already subject as a BDC.  As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations.  For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200.0% immediately after each time we incur indebtedness, we generally have to invest at least 70.0% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
Committees of the Board of Directors

The Audit Committee and the Nominating Committee have been established by our Board.  All directors are expected to attend at least 75.0% of the aggregate number of meetings of the Board and of the respective committees on which they serve.  We require each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of our stockholders.
Audit Committee

The Audit Committee operates under a charter approved by our Board, which contains the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to our Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre‑approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements and periodic filings and receiving our audit reports and financial statements. The Audit Committee is currently composed of Messrs. Dozois and Frame, neither of whom is an “interested person” of ours as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Dozois serves as chairman of the Audit Committee.
The charter of the Audit Committee is available on our website (www.mackenzierealty.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC.  The Audit Committee met 5 times during Fiscal 2020.
Nominating Committee
The Nominating Committee operates under a charter approved by our Board. The members of the Nominating Committee are Messrs. Dozois and Frame, neither of whom is an “interested person” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.  Mr. Frame serves as chairman of the Nominating Committee.  The Nominating Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. Stockholders have not made any nominations to the Nominating Committee of candidates for the Board.
The Nominating Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our operations, and our stockholders. In considering possible candidates for election as a director, the Nominating Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•	are of high character and integrity;
•	are accomplished in their respective fields, with superior credentials and recognition;
•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;
•	have sufficient time available to devote to our affairs;
•	are able to work with the other members of the Board and contribute to our success;
•	can represent the long-term interests of our stockholders as a whole; and
•	are selected such that the Board of Directors represents a range of backgrounds and experience.
The Nominating Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees.  In determining whether to recommend a director nominee, the Nominating Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating Committee generally conceptualizes diversity expansively to include concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating Committee’s goal of creating a Board that best serves our needs and the interests of our stockholders.

The charter of the Nominating Committee is available on our website (www.mackenzierealty.com). Information contained on or connected to our website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that we file with the SEC. The Nominating Committee met 1 time during Fiscal 2020.
Compensation Committee
We do not have a compensation committee because our executive officers do not receive any direct compensation from us.
Communications with the Board of Directors

We provide a means for our stockholders to communicate with the Board.  Stockholders may address correspondence to the Board of Directors as a whole or individual members of the Board relating to us via e-mail at board@mackenziecapital.com. Our Secretary will then forward the correspondence to the applicable addressee. Correspondence may also be directed to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, CA 94563. At the direction of the Board, all mail received will be opened and screened for security purposes.  The mail will then be logged in.  All mail, other than trivial or obscene items, will be forwarded to the attention of the applicable addressee. Mail addressed to a particular director will be forwarded or delivered to that director. Mail addressed to “Outside Directors,” “Independent Directors,” or “Non-Management Directors” will be forwarded or delivered to our Independent Directors. Mail addressed to the “Board of Directors” will be forwarded or delivered to the Chairman of the Board. Concerns relating to accounting, internal controls or auditing matters are handled in accordance with procedures established by the Audit Committee with respect to such matters.

Corporate Governance

We are a Maryland corporation subject to the provisions of the Maryland General Corporation Law. Our day-to-day operations and requirements as to the place and time, conduct and voting at a meeting of stockholders are governed by our Charter and Bylaws, the provisions of the Maryland General Corporation Law and the provisions of the 1940 Act. A copy of the Charter and Bylaws, corporate governance guidelines and the charters of the Audit and Nominating Committees may be obtained by submitting a request in writing to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, CA 94563.

Code of Ethics

We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.  Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our CCO.  Our Audit Committee is charged with approving any waivers under our Code of Ethics.
Independent Directors

The Board undertook its annual review of director independence in October 2019.  During this review, the Board considered transactions and relationships between each director or any member of his immediate family and us.  The Board also examined transactions and relationships between directors or their affiliates and members of our senior management or their affiliates.  The purpose of this review was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent.  As a result of this review, the Board affirmatively determined that all of the directors are independent of us and our management with the exception of Mr. Patterson. Mr. Patterson is considered an interested director because of his relationships with MCMA and our Manager.  The board expects to conduct a similar review at its annual meeting to be held on October 15, 2020.

Involvement in Certain Legal Proceedings

No director, person nominated to become a director or executive officer of the Company has, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking or commodities laws including in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) had any bankruptcy petition filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto.

Information About Our Executive Officers

Name & Age	Position Held with the Company	Term of Office & Length of Time Served	Principal Occupation(s) During Past Five Years
Robert Dixon, 49	Chief Executive Officer and President	Since 2012
Mr. Dixon is managing director and chief investment officer of MCMA and our Manager, where he has been employed since 2005.  He is a director of their general partner and a beneficial owner of all three companies.
Robert Dixon served as an officer and director of Sutter Holding Company, Inc. from March 2002 until 2005.  Mr. Dixon founded Sutter Capital Management, LLC, an investment management firm, in 1998 and sold it in 2005 to MCM Advisers, Inc.  Mr. Dixon has been president of Sutter Capital Management since its founding.  Mr. Dixon received his M.B.A. degree from Cornell University in 1998 and has held the Chartered Financial Analyst® designation since 1996.  From October 1994 to June 1996 he worked for MacKenzie Patterson, Inc. as a securities research analyst.  He worked for Lehman Brothers, Inc. in equity sales and trading during 1993 and 1994.  Mr. Dixon received his B.A. degree in economics from the University of California at Los Angeles in 1992.

Paul Koslosky, 58	Chief Financial Officer and Treasurer	Since 2012
Mr. Koslosky is the chief financial officer for MCMA and our Manager, where he has been employed since 1997.  He owns a beneficial interest in each of MCMA, our Manager, and their general partner.  He is responsible for accounting and reporting for our Manager, the funds it manages, and other related business interests.
Mr. Koslosky graduated from California State University, Hayward in 1983 with a B.S. degree in Business Administration.  He spent five years with Zellerbach Paper Company, a billion-dollar paper distributor, as staff accountant and, eventually, financial reporting manager.  Prior to joining the Manager in 1997, he worked for Doric Development, an Alameda, California real estate developer with numerous related business interests.  At Doric he served as accounting manager responsible for the accounting and reporting for commercial development and construction.  He served as controller from 1995 to 1997 responsible for accounting, reporting, cash management, and human resources for Doric and its related companies.

Glen Fuller, 47	Chief Operating Officer	Since 2012
Mr. Fuller is managing director and chief operating officer of MCMA and our Manager, where he has been employed since 2000.  He is a director of their general partner and a beneficial owner of all three companies.
Prior to becoming senior vice president of the Manager, he was with the Manager for two years as a portfolio manager and research analyst.  Prior to joining the Manager, Mr. Fuller spent two years running the over the counter trading desk for North Coast Securities Corp. (previously Morgan Fuller Capital Group) with responsibility for both the proprietary and retail trading desks.  Mr. Fuller was also the registered options principal and registered municipal bond principal for North Coast Securities Corp., a registered broker-dealer. Mr. Fuller previously held his NASD Series 7, general securities registration.  Mr. Fuller has a B.A. degree in Management.  Mr. Fuller has also spent time working on the floor of the New York Stock Exchange as a trading clerk and on the floor of the Pacific Stock Exchange in San Francisco as an assistant specialist for LIT America.

Chip Patterson, 49	General Counsel and Secretary	Since 2012
Mr. Patterson is a managing director and general counsel of MCMA and our Manager, where he has been employed since 2003.  He is a director of their general partner and a beneficial owner of all three companies.
Chip Patterson graduated magna cum laude from the University of Michigan Law School with a J.D. degree and with high distinction and Phi Beta Kappa from the University of California at Berkeley with a B.A. degree in Political Science.  Prior to joining the Manager in July 2003, he was a securities and corporate finance attorney with the national law firm of Davis Wright Tremaine LLP.  Prior to law school, Chip Patterson taught physics, chemistry, and math at the high school level for three years.  He also has prior experience in sales, retail, and banking, and is a licensed California Real Estate Broker.

Jeri Bluth, 45	Chief Compliance Officer	Since 2012
Ms. Bluth is the chief compliance officer for MCMA and our Manager, where she has been employed since 1996.  She owns a beneficial interest in each of MCMA and our Manager, and their general partner.  Mrs. Bluth oversees compliance for all the funds advised by MCMA, and she oversees our compliance with our Code of Ethics, Bylaws, Charter, and applicable rules and regulations.
Mrs. Bluth began her career with MacKenzie Patterson Fuller, Inc. in July of 1996 in the Investor Services Department. During Mrs. Bluth’s career with the Manager, she graduated from St. Mary’s College of California in June 2001, with a B.A. degree in Business Management.

Christine Simpson, 55	Chief Portfolio Manager	Since 2012
Mrs. Simpson is senior vice president and chief portfolio manager of MCMA and our Manager, where she has been employed since 1990.  Mrs. Simpson is responsible for handling the day-to-day operations of the Manager’s research department.  During Mrs. Simpson’s career with the Manager, she graduated: with a B.A. degree in Business Management from St. Mary’s College of California in October 2004 (with honors), with a M.S. degree in Financial Analysis and Investment Management in September 2006, and a M.B.A. in June 2008.  As a result of these and other professional experiences, Mrs. Simpson possesses particular knowledge and experience in real estate that strengthen the investment committee’s collective qualifications, skills and experience.

Compensation Discussion & Analysis

Our executive officers do not receive any direct compensation from us.  We do not currently have any employees and do not expect to have any employees.  Services necessary for our business are provided by individuals who are employees of MCMA and our Manager, pursuant to the terms of the Investment Advisory Agreement with MCMA (as amended effective October 1, 2017, the “Advisory Agreement”) and the Administration Agreement with our Manager (the “Administration Agreement”), respectively.  Each of our executive officers is an employee of either MCMA or the Manager.  Our day-to-day investment operations are managed by MCMA.  Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by MCMA.  In addition, we reimburse our Manager for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers and their respective staffs.

Under the Advisory Agreement, MCMA earned $0 and $1,789,870 in subordinated incentive fees for Fiscal 2020 and fiscal year ended June 30, 2019 (“Fiscal 2019”), respectively. In addition, during Fiscal 2020 and Fiscal 2019, we reimbursed our Manager $680,000 and $570,667, respectively, in connection with our allocable portion of certain expenses under the Administration Agreement and $80,000 and $23,333 in connection with transfer agent cost reimbursements, respectively.  The Base Management Fee was $2,549,076 and $2,206,227 for Fiscal 2020 and Fiscal 2019, respectively, and the Portfolio Structuring Fee was $588,203 and $707,589 for Fiscal 2020 and Fiscal 2019, respectively.

Compensation of Directors

The following table provides the compensation paid to our directors in Fiscal 2020 and in Fiscal 2019, and consists only of directors’ fees and does not include reimbursed expenses.  We maintain no pension, equity participation or retirement plans for our directors.

Director Name	Fiscal 2020 Fees	Fiscal 2019 Fees
Chip Patterson	$0	$0
Tim Dozois	$34,000	$32,500
Tom Frame	$34,000	$32,500
Total Fees	$68,000	$65,000

Our Independent Directors receive an annual retainer of $28,000. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each Board meeting in person and $500 for each telephonic meeting, and also receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting.  In addition, the chairman of the Audit Committee receives an annual fee of $1,000 and each chairman of any other committee receives an annual fee of $1,000 for their additional services, if any, in these capacities.  No compensation is expected to be paid to directors who are “interested persons” as that term is defined in 1940 Act §2(a)(19).

Compensation of Executive Officers

None of our officers receives direct compensation from us.  However, all of the executive officers, through their indirect financial interest in MCMA, will be entitled to a portion of any investment advisory fees paid by us to MCMA under the Advisory Agreement. The Advisory Agreement will be reapproved within two years of its effective date, and thereafter on an annual basis, by our Board, including a majority of our Independent Directors.

Compensation Committee Interlocks and Insider Participation

We do not have a separate compensation committee utilized to determine the appropriate compensation payable to our executive officers and directors.  The Audit Committee, however, is responsible for, among other things, annually reviewing and approving the compensation policies for our directors.

Certain Relationships & Related Transactions

Advisory & Administration Agreements

We entered into the Advisory Agreement with MCMA, which is owned by MPF Founders LP, MPF Principals LP, and MPF Successors LP.  Our executive officers are employees of MCMA, and our Interested Director has extensive relationships with MCMA.  MCMA’s address is 89 Davis Road, Suite 100, Orinda, CA 94563.  MCMA’s affiliates manage 30 private equity funds, and it and its affiliates may also manage other funds in the future that may have investment mandates that are similar, in whole and in part, with ours.

MCMA and its affiliates may determine that an investment is appropriate for us and for one or more of those other funds.  In such event, depending on the availability of such investment and other appropriate factors, MCMA or its affiliates may determine that we should invest side-by-side with one or more other funds.  Any such investments will be made only to the extent permitted by applicable law and interpretive positions of the SEC and its staff, and consistent with MCMA’s allocation procedures, available upon request.

MacKenzie Capital Management, a California limited partnership, serves as our manager and administrator. The principal executive offices of our Manager are located at 89 Davis Road, Suite 100, Orinda, CA. Our Interested Director has extensive relationships with MCMA.  Pursuant to an Administration Agreement, our Manager furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, our Manager also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, our Manager assists us in determining and publishing our net asset value, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are equal to an amount based upon our allocable portion of our Manager’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our chief financial officer and our allocable portion of the compensation of any administrative support staff. All such allocations will be approved by the Independent Directors.  Under the Administration Agreement, our Manager also provides on our behalf managerial assistance to those portfolio companies that request such assistance.

Our Manager also provides administrative services to MCMA.  As a result, MCMA also reimburses our Manager for its allocable portion of our Manager’s overhead, including rent, the fees and expenses associated with performing compliance functions for MCMA, and its allocable portion of the compensation of any administrative support staff. To the extent MCMA or any of its affiliates manage other investment vehicles in the future, no portion of any administrative services provided by our Manager to such other investment vehicles will be charged to us.
License Agreement

We have entered into the Administrative Agreement with our Manager under which it has granted to us a non-exclusive, royalty-free license to use the name “MacKenzie.” Under this agreement, we have a right to use the MacKenzie name for so long as we engage MCMA to serve as our investment adviser. Other than with respect to this limited license, we will have no legal right to the “MacKenzie” name.
Transactions with Related Persons

We may not purchase property or securities from the Manager, MCMA, a director, or any affiliate, except as permitted by the 1940 Act and our Charter.  In no event will the cost of an asset exceed its current appraised value.  The Manager, MCMA, a director or any affiliate may not acquire assets from us, except as permitted by the 1940 Act and our Charter.  No loans may be made by us to the Manager, Advisers, a director or any affiliate, except as permitted by the 1940 Act and our Charter, or to a wholly owned subsidiary.  Similarly, we may not borrow money from the Manger, MCMA, a director, or any affiliate, except as permitted by the 1940 Act and our Charter.  Furthermore, we may not invest in joint ventures with the Manager, MCMA, a director, or any affiliate, except as permitted by the 1940 Act and our Charter.  There will be no other transactions between us and the Manager, MCMA, a director, or any affiliate, except as permitted by the 1940 Act and our Charter.  Further, affiliates meeting the definition of “Sponsor” under our Charter may only be reimbursed for expenses as provided in the 1940 Act and our Charter.
The 1940 Act extensively regulates conflicts of interests between BDCs, their directors, investment advisers and their affiliates.  For example, the 1940 Act and rules thereunder generally prohibit a BDC’s employees, officers, directors, investment adviser and their affiliates from (i) selling securities or property to the BDC, (ii) buying securities or property from the BDC, (iii) borrowing money or property from the BDC, or (iv) entering into joint transactions with the BDC or a company controlled by it.  The 1940 Act further prohibits a wider group of persons affiliated with a BDC from entering into such transactions with a BDC unless approved by the BDC’s stockholders.  To enable us to improve our offering position for certain tender offers, we will seek an exemptive order from the SEC permitting us to participate in joint tender offers with certain private funds managed by our Adviser.  Any such joint tender offers would provide that all offerors’ terms must be the same, and that other customary conditions addressing conflicts of interest be met.
In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited by the 1940 Act, we have implemented certain written policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us and our executive officers and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not violate our Charter or raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek board review and approval or exemptive relief for such transaction. Our Board reviews these procedures on an annual basis.
We have also adopted a Code of Ethics which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our officers, directors and employees. Our Code of Ethics requires that all employees and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests. Pursuant to our Code of Ethics, each employee and director must disclose any conflicts of interest, or actions or relationships that might give rise to a conflict, to our Chief Compliance Officer. Our Audit Committee is charged with approving any waivers under our Code of Ethics.
Section 16(a) Beneficial Ownership Reporting Compliance

Under the federal securities laws, our directors, executive (and certain other) officers and any persons holding more than 10% of our common stock are required to report their ownership of our common stock and any changes in that ownership to us and the SEC. Specific due dates for these reports have been established by regulation, and we are required to report any failure to file by these dates in Fiscal 2020. To our knowledge, based solely on a review of the copies of beneficial ownership reports furnished to us and written representations that no other reports were required, during Fiscal 2020, all of our directors, officers and more than 10% beneficial owners complied with all applicable 1934 Act §16(a) filing requirements.

Information about the Audit Committee & the Principal Accountant

Report of the Audit Committee

The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing by us under the Securities Act of 1933, as amended (the “1933 Act”), the 1934 Act or the 1940 Act, except to the extent that we specifically incorporate this report by reference therein.

The Audit Committee is responsible for the selection and engagement of the Company’s independent auditors, the review and pre-approval of both the audit and non-audit work of the Company’s independent public accountants, the review of the Company’s compliance with regulations of the SEC and the Internal Revenue Service and other related matters. The Company adopted an Audit Committee Charter on May 21, 2014, which was approved by the whole Board on October 23, 2014. The full text of the Audit Committee’s current charter is available on the Company’s website (www.mackenzierealty.com). Information contained on or connected to the Company’s website is not incorporated by reference into this proxy statement and should not be considered a part of this proxy statement or any other filing that the Company files with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing.  Members of the Audit Committee rely without independent verification on the information provided to them and on representations made by management and the independent registered public accounting firm.  Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are prepared in accordance with generally accepted accounting principles.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its duties.  The Audit Committee’s meetings include, whenever appropriate, executive sessions with our independent auditor without the presence of management.

As part of its oversight of our financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During Fiscal 2020, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee.  These reviews included discussions with Moss Adams LLP, the Company’s independent registered public accounting firm for Fiscal 2020, of matters required to be disclosed pursuant to the Public Company Accounting Oversight Board’s AU Section 380 (Communication with Audit Committees), including the quality of our accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.  The Audit Committee also discussed with Moss Adams LLP matters relating to its independence, including a review of audit and non-audit fees and reviewed the written disclosure and the letter from Moss Adams LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence.  The Audit Committee also discussed with the Company’s management and Moss Adams LLP such other matters and received such assurance from them, as the Audit Committee deemed appropriate.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that the Board approve the inclusion of the Company’s audited financial statements for Fiscal 2020, in the Company’s Annual Report on Form 10-K for Fiscal 2020, which is expected to be filed with the SEC on September 21, 2020.

Respectfully submitted by the Audit Committee of the Board,

Tim Dozois, Chairman
Tom Frame

Relationship with Independent Registered Public Accounting Firm

On July 2, 2020, the Audit Committee engaged Moss Adams LLP as our independent registered public accounting firm, as of and for the fiscal year ending June 30, 2020. The Audit Committee (composed entirely of Independent Directors) elected to retain Moss Adams LLP as our auditor given Moss Adams LLP’s experience and presence in the accounting profession and in our industry.

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table represents aggregate fees billed to us for Fiscal 2020 and Fiscal 2019 by Moss Adams LLP.

Fee Category	Fiscal Year 2020 Fees	Fiscal Year 2019 Fees
Audit Fees	$133,750	$123,471
Audit-Related Fees	$0	$0
Tax Fees	$0	$0
All Other Fees	$12,500	$15,610
Total Fees	$146,250	$139,081

Audit Fees were for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Moss Adams LLP in connection with statutory and regulatory filings or engagements and include quarterly reviews and security counts.

Audit-Related Fees were for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include accounting consultations in connection with acquisitions, consultations concerning financial accounting and reporting standards.

Tax Fees were for professional services for federal, state and international tax compliance, tax advice and tax planning and include preparation of federal and state income tax returns, and other tax research, consultation, correspondence and advice.

All Other Fees are for services other than the services reported above. During Fiscal 2020 and 2019, we paid Moss Adams LLP $12,500 and $15,610, respectively for their review of our registration statements.

The Audit Committee has concluded the provision of the non-audit services listed above is compatible with maintaining the independence of Moss Adams LLP.

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSAL 3 — RATIFICATION OF THE SELECTION OF THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Moss Adams LLP as the independent registered public accounting firm to audit our consolidated financial statements as of and for the fiscal year ending June 30, 2021, and our internal controls over financial reporting as of June 30, 2021, and the Audit Committee is submitting the selection of Moss Adams LLP to the stockholders for ratification. Moss Adams LLP has served as our independent registered public accounting firm since 2012 and also has provided certain tax and other audit-related services during that time.

Representatives of Moss Adams LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

In the proposal for the ratification of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2021, you may vote “FOR” or “AGAINST” the proposal, or you may “ABSTAIN” from voting on the proposal.

If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Moss Adams LLP. Even if the selection is ratified, the Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors

The Board of Directors, based on the approval and the recommendation of the Audit Committee, recommends that each stockholder vote “FOR” the ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2021.

OTHER MATTERS

The Board knows of no matters other than those listed in the Notice of Annual Meeting of Stockholders that are likely to come before the Annual Meeting.  If, however, any other motion properly presented at the meeting requiring a vote of stockholders arises, the persons named as proxies will vote on such procedural matter in accordance with their discretion.

In the event that sufficient votes in favor of the proposals set forth in the Notice of the Annual meeting are not received by the time scheduled for the Annual Meeting, the chairman of the meeting or the individuals named as proxies may move for one or more adjournments of the meeting to permit further solicitation of proxies.

ANNUAL REPORT

Our financial statements are contained in the 2020 Annual Report to Stockholders, which has been provided to our stockholders concurrently herewith.  Such report and the financial statements contained therein are not to be considered as a part of this soliciting material. Please direct any requests for copies of annual reports to MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, California 94563, (800) 854-8357, or via email at investors@mackenzierealty.com.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING

The proxy rules adopted by the SEC provide that certain stockholder proposals must be included in the Proxy Statement for the Company’s 2021 annual meeting of stockholders.  Stockholders interested in submitting a proposal for inclusion in the proxy materials for the 2021 Annual Meeting may do so by following the procedures prescribed in SEC Rule 14a-8.  Proposals should be sent to us at 89 Davis Road, Suite 100, Orinda, California 94563, Attention: Corporate Secretary no later than May 27, 2021, to be eligible for inclusion in our proxy materials.  Submission of a stockholder proposal does not guarantee inclusion in our proxy statement or form of proxy because certain SEC rules must be satisfied.

As more specifically provided in the Bylaws, a stockholder making a nomination of a candidate for director or a proposal of other business to be considered by the stockholders (other than proposals to be included in our proxy materials as discussed in the previous paragraph) for our 2021 annual meeting must deliver to the Corporate Secretary at the address set forth in the following paragraph not earlier than the 150th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Pacific Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. Accordingly, a stockholder’s nomination of a candidate for director or other proposal of business must be received no earlier than April 27, 2021, and no later than 5:00 p.m., Pacific Time, on May 27, 2021, in order to be considered at the 2021 annual meeting.

Under the Bylaws, if you are a stockholder and desire to make a director nomination or a proposal of other business to be considered by the stockholders at a meeting of stockholders, you must deliver written notice of your intent to make such a nomination either by personal delivery or by U.S. mail, postage prepaid, to Corporate Secretary, MacKenzie Realty Capital, Inc., 89 Davis Road, Suite 100, Orinda, California 94563, within the time limits described above for delivering of notice of a stockholder proposal and comply with the information requirements in the bylaws relating to stockholder nominations.

These requirements are separate from and in addition to the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in our proxy statement.

Proxies granted by a stockholder will give discretionary authority to the proxy holders to vote on any matters introduced pursuant to the above-described advance notice provisions, subject to the applicable rules of the SEC.  We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements described above and other applicable requirements.

A copy of the full text of the Bylaw provisions discussed above may be obtained by writing to MacKenzie Realty Capital, Inc., Attention: Corporate Secretary, 89 Davis Road, Suite 100, Orinda, California 94563.

PROXY
MACKENZIE REALTY CAPITAL, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
OCTOBER 23, 2020
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The undersigned hereby constitutes and appoints Rob Dixon and Glen Fuller or either of them, each with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of MacKenzie Realty Capital (the “Company”) in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting will be held at 89 Davis Road, Suite 100, Orinda, CA on October 23, 2020 at 11 A.M. local time and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” UNDER PROPOSALS I, II, AND III. IF THIS PROXY IS NOT MARKED TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE IT WILL BE VOTED FOR ALL NOMINEES UNDER PROPOSAL I. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

(Continued and to be marked, dated and signed on the reverse side)
FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Stockholders to be held October 23, 2020

The Proxy Statement and our 2020 Form 10-K Report to Stockholders are available at:
http://www.mackenzierealty.com/sec-filings

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS I, II, AND III:                                                                                               Please mark votes as in this example ⌧

Proposal I – To approve the authorization of the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940.
□  FOR  □  AGAINST  □  ABSTAIN

Proposal II – To vote for the election of directors.
01	THOMAS FRAME	□ FOR	□ WITHHOLD	□ FOR ALL EXCEPT
02	TIMOTHY DOZOIS			(SEE INSTRUCTIONS
03	CHARLES "CHIP" PATTERSON
To withhold authority to vote “FOR” any individual nominee, mark the “FOR ALL EXCEPT” box and write the nominee’(s) number(s) on the line below:

Proposal III – For ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the year ending June 30, 2021.
□  FOR  □  AGAINST  □  ABSTAIN
NOTE: Proxies will be authorized to vote in their discretion with respect to any other business that may properly come before the annual meeting, including any postponement or adjournment thereof.

WILL ATTEND THE MEETING □

Date _________________________________________________________, 2020
Signature __________________________________________________________
Signature __________________________________________________________
                                                                    (Joint Owners)

Note: Please sign exactly as your name or names appear on this card.  Joint owners should each sign personally.  If signing as a fiduciary or attorney, please give your exact title.

DO NOT PRINT IN THIS AREA (Shareholder Name & Address Data)

CONTROL NUMBER

PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.

As a stockholder of MacKenzie Realty Capital, Inc. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Standard Time, on October 22, 2020.

CONTROL NUMBER

PROXY VOTING INSTRUCTIONS
Please have your 11-digit control number ready when voting by Internet or Telephone
INTERNET Vote Your Proxy on the Internet: Go to www.AALVote.com/XX06 Have your proxy card available when you access the above website. Follow the prompts to vote your shares.
TELEPHONE
Vote Your Proxy by Phone:
Call 1 (866) 804-9616
Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.
MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.